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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 23, 1999
                Date of Report (Date of earliest event reported)



                                    TOO, INC.
             (Exact name of registrant as specified in its charter)



                            ------------------------



          DELAWARE                     1-14987                 31-1333930
(State of other jurisdiction         (Commission              (IRS employer
     of incorporation)                file no.)            identification no.)



            3885 MORSE ROAD                                      43219
              COLUMBUS, OH                                     (Zip code)
(Address of principal executive offices)


                                 (614) 479-3500
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS.

         On August 23, 1999, Too, Inc. (formerly named "Limited Too, Inc.") and The Limited, Inc. ("The Limited") jointly announced the completion of the spin-off of 100% of the common stock of Too, Inc. to shareholders of record of the common stock of The Limited as of August 11, 1999, the record date for the spin-off.

         The spin-off was effected through a distribution of one share of Too, Inc.'s common stock for every seven shares of The Limited's common stock held at the close of business on August 11, 1999, the record date for the spin-off.

         The press release-issued on August 23, 1999 is attached as Exhibit 99.1 to this document and incorporated into this document by reference. The press release announced the completion of the spin-off.


                                  Page 2 of 4

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  EXHIBIT
                  NO.                     DESCRIPTION
                  -------                 -----------
                  2.1 Distribution Agreement dated as of August 23, 1999 between The Limited, Inc. and Too, Inc.

                  3.1 Amended and Restated Certificate of Incorporation of Too, Inc.

                  3.2   Amended and restated Bylaws of Too, Inc.

                  4.1   Specimen certificate of common stock of Too, Inc.

                  10.2 Store Leases Agreement dated as of August 23, 1999 by and among The Limited Stores, Inc., Victoria's Secret Stores, Inc., Lerner New York, Inc., Express, LLC, Structure, Inc., The Limited, Inc. and Too, Inc.

                  10.3 Trademark and Service Mark Licensing Agreement dated as of August 23, 1999 between Limco, Inc. and LimToo, Inc.

                  10.4 Services Agreement dated as of August 23, 1999 by and between Too, Inc. and The Limited, Inc.

                  10.5 Tax Separation Agreement dated as of August 23, 1999 between The Limited, Inc., on behalf of itself and the members of The Limited Group, and Too, Inc., on behalf of itself and the members of the Too Group

                  10.7 Amendment to Building Lease Agreement between Distribution Land Corp. and Too, Inc., amending the Building Lease Agreement dated July 1, 1995 between Distribution Land Corp. and Limited Too, Inc. (the predecessor company to Too, Inc.)

                  10.8  Too, Inc. 1999 Incentive Compensation Performance Plan

                  10.9  Too, Inc. 1999 Stock Option and Performance Incentive
                        Plan

                  10.10 Too, Inc. 1999 Stock Plan for Non-Associate Directors

                  10.11 Employment Agreement with Michael W. Rayden dated August
                        24, 1999

                  99.1  Press release dated August 23, 1999

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOO, INC.



                                    By:   /s/ Kent A. Kleeberger
                                       ---------------------------------------
                                        Name:  Kent A. Kleeberger

                                        Title: Vice President, Chief Financial
                                               Officer and Secretary

Dated: October 1, 1999


                                  Page 4 of 4

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                                    EXHIBITS

                  EXHIBIT
                  NO.                      DESCRIPTION
                  -------                  -----------

                  2.1 Distribution Agreement dated as of August 23, 1999 between The Limited, Inc. and Too, Inc.

                  3.1 Amended and Restated Certificate of Incorporation of Too, Inc.

                  3.2   Amended and restated Bylaws of Too, Inc.

                  4.1   Specimen certificate of common stock of Too, Inc.

                  10.2 Store Leases Agreement dated as of August 23, 1999 by and among The Limited Stores, Inc., Victoria's Secret Stores, Inc., Lerner New York, Inc., Express, LLC, Structure, Inc., The Limited, Inc. and Too, Inc.

                  10.3 Trademark and Service Mark Licensing Agreement dated as of August 23, 1999 between Limco, Inc. and LimToo, Inc.

                  10.4 Services Agreement dated as of August 23, 1999 by and between Too, Inc. and The Limited, Inc.

                  10.5 Tax Separation Agreement dated as of August 23, 1999 between The Limited, Inc., on behalf of itself and the members of The Limited Group, and Too, Inc., on behalf of itself and the members of the Too Group

                  10.7 Amendment to Building Lease Agreement between Distribution Land Corp. and Too, Inc., amending the Building Lease Agreement dated July 1, 1995 between Distribution Land Corp. and Limited Too, Inc. (the predecessor company to Too, Inc.)

                  10.8  Too, Inc. 1999 Incentive Compensation Performance Plan

                  10.9  Too, Inc. 1999 Stock Option and Performance Incentive
                        Plan

                  10.10 Too, Inc. 1999 Stock Plan for Non-Associate Directors

                  10.11 Employment Agreement with Michael W. Rayden dated August
                        24, 1999

                  99.1  Press release dated August 23, 1999